SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 9, 1998

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                -------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-20303            13-2846796
    ----------------            ------------    -----------------------
State or Other Jurisdiction     (Commission       (I.R.S. Employer
    of Incorporation)           File Number)     Identification No.)


P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York     10509
--------------------------------------------------------    -------
(Address of Principal Executive Offices)                    Zip Code


 Registrant's telephone number, including area code: (914) 277-8100
                                                     --------------


        P.O. Box 382, Fields Lane, Brewster, New York 10509
      -------------------------------------------------------
    Former name or former address, if changed since last report

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Acquisition of Assets of Mildred Elley Schools.
     -----------------------------------------------

     On November 9, 1998 (the "Closing Date"), Touchstone Applied Science Associates, Inc. (the "Company"), through MESI Acquisition Corp. ("MESI"), a wholly-owned subsidiary of TASA Educational Services Corporation, which is a wholly-owned subsidiary of the Company, purchased substantially all of the assets (the "Assets") of Mildred Elley School, Inc. (the "Seller") (the "Acquisition") as of November 2, 1998. The Assets of the Seller include:(i) cash on hand, (ii) accounts and accounts receivable,(iii) prepaid expenses, (iv) furniture and fixtures, machinery and equipment, and inventory in all forms,
(v) catalogs, (vi) student records and lists, and mailing lists, (vii) leases, (viii) curriculum, (ix) all intellectual property and proprietary rights and interests, (x) any and all contracts and contract rights and (xi) the names of Seller, including "Mildred Elley School, Inc.", "Mildred Elley Business School" and all variations and derivatives thereof. The
Asset Purchase Agreement underlying the Acquisition also contains a restrictive covenant which, among other things, restricts the Seller's involvement in the ownership, management, development and operation of post-secondary schools for a period of two years after the Closing Date.

     The purchase price for the Assets was $3,000,000, paid as follows: (i) $2,000,000 in cash at the closing and
(ii) $1,000,000 by a five-year promissory note of MESI, payable in equal quarterly installments of principal and interest and bearing interest at a rate equal to 8.5% per annum. In addition, MESI assumed certain liabilities of the Seller related to the acquired business (the "Assumed Liabilities"). The aggregate amount of the Assumed Liabilities is approximately $1,000,000.


     Simultaneous with the closing, MESI entered into employment agreements with Faith Takes, the President of the Seller, and three other employees of the Seller. Pursuant to her employment agreement, Ms. Takes will be the President and Chief Executive Officer of MESI and the Executive Vice President of TASA Educational Services, Corporation, a wholly-owned subsidiary of the Company and the parent company of MESI. Ms. Takes' employment will be for an initial term of three years at an annual compensation equal to $150,000 plus incentive compensation.

     Financing of the Acquisition. The Company financed
     -----------------------------
the Acquisition through the issuance of debentures, with warrants attached, pursuant to a Securities Purchase Agreement with Cahill, Warnock Strategic Partners Fund, L.P. ("Cahill, Warnock") and Strategic Associates, L.P. (together with
Cahill, Warnock, the "Purchasers"). Pursuant to the
Securities Purchase Agreement, the Company:(i) issued and sold to the Purchasers 8% Debentures due 2003 (the "Debentures") in the aggregate principal amount of $4,000,000,
(ii) issued and sold to the Purchasers, as additional consideration for purchasing the Debentures, warrants (the "Warrants") to acquire 2,760,918 shares of the Company's Common Stock, which, on the date of issuance of the Debentures, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis, after giving effect to the transactions contemplated in the Securities Purchase Agreement and (iii) authorized the issuance and sale in the future to the Purchasers of additional shares of the Company's Common Stock upon the Company's exercise of a put option, the terms and conditions of which are set forth in the Securities Purchase Agreement, which is attached as an exhibit hereto.
Of the Warrants issued, 80% are immediately exercisable, and 20% will become exercisable 18 months after the issuance thereof if the Company shall not have repaid the Debentures in full by such date.

     Pursuant to an Investor Rights Agreement between the Company and the Purchasers, the Company has agreed that so long as the Purchasers own at least 50% of the Warrants (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Purchasers shall have the right to nominate two directors to the Board of Directors of the Company. As of the date of this Report, the Purchasers have nominated David L. Warnock, who was elected to the Board of Directors by unanimous written consent of the Directors on October 28, 1998. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Purchasers. In addition, for a period of 29 months from the date of the closing, at each meeting of stockholders for the purpose of electing directors, the Purchasers have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

     Pursuant to a Registration Rights Agreement between the Company and the Purchasers,the Company has agreed to register with the Securities and Exchange Commission the shares of Common Stock underlying the Warrants.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


        The audited financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

        (b) PRO FORMA FINANCIAL INFORMATION

        The PRO FORMA financial information will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

        (c) EXHIBITS

        Exhibit 4.1   Investor Rights Agreement, dated as of September
                      4, 1998, by and among the Company, Cahill Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., and the Individual Shareholders Named Therein

        Exhibit 4.2   Registration Rights Agreement

        Exhibit 4.3   Form of 8% Subordinated Debenture

        Exhibit 4.4   Form of Warrant

        Exhibit 10.1 Asset Purchase Agreement, dated as of November 2, 1998, between Mildred Elley School, Inc. and MESI Acquisition Corp.

        Exhibit 10.2  Promissory Note of MESI Acquisition Corp.

        Exhibit 10.3 Guaranty of TASA with respect to Promissory Note of MESI Acquisition Corp.

        Exhibit 10.4 Employment Agreement, dated as of November 2, 1998, between Mildred Elley School, Inc. and Faith Takes

        Exhibit 10.5  Securities Purchase Agreement, dated as of September
                      4, 1998, by and among the Company, Cahill Warnock Strategic Partners Fund, L.P., and Strategic Associates, L.P.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.




                        By:/s/ ANDREW L. SIMON
                           -----------------------------------------
                           Andrew L. Simon
                           President


Date: November 23, 1998